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                                                                    EXHIBIT 10.1

                                  AMENDMENT TWO
                                     TO THE
                        CASH AMERICA INTERNATIONAL, INC.
                          1994 LONG-TERM INCENTIVE PLAN


     By action of the Shareholders of Cash America International, Inc. this day, the Cash America International, Inc. 1994 Long-Term Incentive Plan (the "Plan") is hereby amended as follows:

Section 5 of Plan is amended by revising the first sentence of paragraph (a) to read as follows:

     The maximum number of shares of Stock in respect of which Awards may be made under the Plan shall be a total of 2,600,000 shares of Common Stock.


                                  CASH AMERICA INTERNATIONAL, INC.


                                  By: /s/ HUGH A. SIMPSON
                                      ------------------------------------------
                                      Hugh A. Simpson, Executive Vice President,
                                      General Counsel and Secretary
April 20, 1999